SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    August 7, 2002
(Date of earliest event reported)

DSP GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-23006	94-2683643
(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	file number)	identification no.)

3120 Scott Boulevard, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(408) 986-4300

Item 9.    Regulation FD Disclosure.

              On August 7, 2002, each of the Chief Executive Officer, Eliyahu Alayon, and the Chief Financial Officer, Moshe Zelnik, of DSP Group, Inc., a Delaware corporation (the “Company”), executed a certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Company’s Form 10-Q for the quarterly period ended June 30, 2002 filed with the Securities and Exchange Commission on August 14, 2002. The text of each of these certifications is set forth below.

             Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350.

             The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

CERTIFICATION

In connection with the periodic report of DSP Group, Inc. (the “Company”) on Form 10Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Eliyahu Ayalon, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: August 7, 2002	By:	/s/ Eliyahu Ayalon
Eliyahu Ayalon
Chief Executive Officer

CERTIFICATION

In connection with the periodic report of DSP Group, Inc. (the “Company”) on Form 10Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Moshe Zelnik, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: August 7, 2002	By:	/s/ Moshe Zelnik
Moshe Zelnik
Chief Financial Officer

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DSP Group, Inc.

	By:	/s/ Moshe Zelnik
Moshe Zelnik, Chief Financial Officer

Date: August 14, 2002